Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit 10.04

EXECUTION COPY

Lease No. 2

THIS LEASE is made the 21st day of August 2008 BETWEEN

(1)	ENGINE LEASE FINANCE CORPORATION (“Lessor”); and

(2)	CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A. DE C.V. (d/b/a Volaris) (“Lessee”).

WHEREAS Lessor and Lessee have entered into an aircraft engine general terms agreement (the “GTA”, a copy of which is attached hereto as Exhibit A which is hereby ratified and confirmed) dated 28 April 2006 and this is a Lease as defined therein.

IT IS HEREBY AGREED:

1.	Lease

By the execution and delivery of this Lease, Lessor agrees subject to Lessor acquiring title to the Engine on the Delivery Date to lease the Engine to Lessee and Lessee agrees to lease the Engine from Lessor upon the terms set out in the GTA (which are incorporated herein and form part hereof) and the more particular terms set out herein:

Engine:	One (1) International Aero Engines model V2527M-A5 engine bearing manufacturer’s serial number V13063 (described on the International Registry drop down menu as INTERNATIONAL AERO ENGINES model V2500-A5 with serial number V13063) rated over 550 horsepower with transportation stand and MPV bag as more particularly described in Appendix A;

Delivery Condition:	as specified in Appendix A to the Acceptance Certificate executed and delivered by Lessee on the Delivery Date;

Delivery Location:	the State of Delaware, USA;

Scheduled Delivery Date:	21 August 2008 or such other date as may be agreed between Lessor and Lessee and on which date Lessor acquires title to the Engine;

Final Delivery Date:	31 August 2008 or such other date as may be agreed in writing between Lessor and Lessee;

Agreed Value:	As defined in Appendix D;

Rent:	As defined in Appendix D;

Deposit:	As defined in Appendix D;

Lessor’s Security:	As defined in Appendix D;

Default Rate:	As defined in Appendix D;

Side Letter:	As defined in Appendix D;

Scheduled Expiry Date:	the date falling either 62 or 68 months after the Delivery Date which shall be confirmed in the Acceptance Certificate by Lessee;

Option Exercise Date:	the date (if any) on which Lessee exercises the option granted by Clause 2 by delivering notice to Lessor in accordance therewith;

Primary Lease Period:	the period commencing on the Delivery Date and ending on the Scheduled Expiry Date;

Secondary Lease Period:	the period (if any) to be agreed by Lessor and Lessee commencing on the Scheduled Expiry Date;

Secondary Lease Period Expiry Date:	the date scheduled as the last day of the Secondary Lease Period on the Option Exercise Date;

Engine Sale Agreement:	the engine sale agreement dated on or about the date hereof made between Lessee and Lessor;

Hourly Reserve:	As defined in Appendix D;

Level 1 ESV:	As defined in Appendix D;

Level 2 ESV:	As defined in Appendix D;

Engine Heavy Maintenance	As defined in Appendix D;

LLP Reserve:	As defined in Appendix D;

Major Modules:	As defined in Appendix D;

Minimum Flight Hours and Cycles remaining on Redelivery:	As defined in Appendix D;

Minimum EGT Margin at Redelivery:	As defined in Appendix D;

Utilisation Report:	the report set out in Appendix C;

Redelivery Location:	Miami International Airport, Florida, United States of America or such other location as Lessor and Lessee shall agree;

Lessee’s Country:	Mexico.

2.	Option

Provided that no Relevant Event has occurred and is continuing on the Option Exercise Date or the Scheduled Expiry Date, the parties may opt to lease the Engine for the Secondary Lease Period. The option may be exercised by an unconditional notice to Lessor not later than 3 months prior to the Scheduled Expiry Date. Once such notice has been given by Lessee and received by Lessor, it shall be irrevocable and shall oblige Lessee to lease the Engine for the Secondary Lease Period upon the terms of the GTA provided that Lessor has consented thereto which consent shall be at Lessor’s sole discretion.

3.	Additional Provisions

3.1	The following shall be additional conditions precedent to this Lease and shall be satisfied on or prior to the Delivery Date:

(a) Lessee delivering to Lessor the written undertaking from the Manufacturer referred to in paragraph 2 of Appendix D together with a certified copy of the relevant portions of the FHA between Lessee and Manufacturer reflecting the scope of services provided thereunder and any conditions as to the availability of such services provided however that Lessor shall have entered into a non-disclosure agreement with Manufacturer pursuant to which Manufacturer has consented to the disclosure of such provisions of the FHA to Lessor;

(b) the board of directors of Lessee approving this Lease and the transactions contemplated herein;

(c) Lessor receiving title to and delivery of the Engine from Seller under the Engine Sale Agreement;

(d) Lessee’s delivery of the Engine to the Delivery Location at Lessee’s cost;

(e) Lessor receiving the Side Letter duly executed by Lessee; and

(f) Satisfactory inspection by Lessor of the Engine and the Engine Technical Records prior to delivery of the Engine.

3.2	The following shall be conditions subsequent to this Lease:

(a) Lessee delivering to Lessor a copy of the import permit (pedimento de importación) within 5 Business Days of the Delivery Date; and

(b) Removal of the Engine from the Delivery Location no later than 2 Business Days after the Delivery Date.

Lessee agrees that any failure to satisfy (a) and (b) above shall constitute an Event of Default.

3.3	The following shall be additional redelivery conditions under this Lease:

(a) the Engine shall not have been operated by Lessee or any Sublessee at a thrust rating higher than V2527M-A5 for more than five per cent (5%) of the total time in Flight Hours or Cycles since last Engine Heavy Maintenance or new (whichever is the latter); and

(b) notwithstanding the provisions of Clause 20.3 and item 3 (b) of section 2 to Schedule 4 of the GTA, the Engine shall be redelivered with an FAA 8130-3 and EASA Form 1 (dual release) serviceability tag.

3.4	Lessor hereby confirms that any maintenance and repair performer or service agency licensed by the FAA or EASA to undertake maintenance work on the Engine and used by the Manufacturer to maintain the Engine under the FHA is hereby approved as an Authorised Repairer.

4.	Amendment and/or disapplication of certain GTA provisions incorporated in this Lease by cross-reference

4.1	The following sentence is added at the end of Clause 1.4 of the GTA:

“Lessee shall be responsible for all costs associated with the shipment of the Engine from the Delivery Location, which shall include but not be limited to insurance, storage costs, customs duties, fees or other charges.”

4.2	The parties agree that Clause 17.8 of the GTA shall not apply to this Lease.

SIGNED for and on behalf of
ENGINE LEASE FINANCE CORPORATION

By:	/s/ Michael Moloney
Name:	Michael Moloney
Title:	Executive Vice President

in the presence of:
Name :
Occupation :
Address :

SIGNED for and on behalf of

CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A. DE C.V. (d/b/a Volaris)

By:	/s/ Fernando Suárez Gerard
Name:	Fernando Suárez Gerard
Title:	CFO

in the presence of:
Name :
Occupation :
Address :

Appendix A –Acceptance Certificate

CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A. DE C.V. (d/b/a Volaris) (“Lessee”) hereby acknowledges that on      at      hours it accepted delivery of the Engine (hereinafter described) pursuant to the terms of the Lease dated              2008 (the “Lease”) made between Engine Lease Finance Corporation (“Lessor”) and Lessee and confirms that:-

(a)	at it has received from Lessor possession of one IAE V2527M-A5 engine, bearing manufacturer’s serial number V13063, all parts attached thereto and thereon in a new condition, as more particularly described in Annex 1 hereto;

(b)	following inspection, it has accepted delivery of the Engine “as is where is”;

(c)	the Engine Flight Hours and Cycles and the Life Limited Parts Flight Hours and Cycles are all zero and such figures shall be used for the purpose of calculating any payments due to be made by Lessee at the time of Redelivery of the Engine to Lessor;

(d)	the Engine and the Engine Technical Records as more particularly described in Annex 1 have been delivered to and accepted by Lessee on the Delivery Date and, as between Lessor and Lessee, are to Lessee’s full satisfaction and in accordance with the provisions of the Lease;

(e)	the Lease Period commenced on the date of this Certificate and Lessee became obliged to pay to Lessor the amounts provided for in the Lease and the Side Letter including in particular a Deposit of $[ ] and Rent of US$[ ] payable in advance on the [ ] day of each month;

(f)	the Engine is insured in accordance with the terms of the Lease;

(g)	all representations and warranties made by Lessee pursuant to the Lease remain and if made on this date, would be true and correct in all respects;

(h)	no Relevant Event has occurred or will result from Delivery taking place;

(i)	it has obtained all required permits, authorisations and licences necessary to lease and operate the Engine pursuant to and in accordance with the Lease;

(j)	the Agreed Value of the Engine for the purposes of the Lease is $[ ]; and

(k)	the Scheduled Expiry Date for the purposes of the Lease is the date falling [62/68] months from the date hereof.

Words used herein with capital letters and not otherwise defined shall have the same meanings given to them in the Lease.

IN WITNESS WHEREOF, Lessee has caused this Acceptance Certificate to be executed by its duly authorised officer as of the date first set forth above.

Dated this      day of              2008

Signed for and on behalf of: CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A. DE C.V. (d/b/a Volaris)

By:
Name:
Title:

Annex 1 to Appendix A (Acceptance Certificate)

Description of Engine

1.	Description

1.1	Engine Type: New and unused V2527M-A5 in bare configuration with a transportation stand and MPV bag;

1.2	Serial no.: V13063;

1.3	Manufacturer: IAE International Aero Engines AG; and

1.4	Transportation Stand: P/N IAE6R18897; Cradle S/N: c502 and Base S/N b496;

1.5	MPV Bag: P/N IAE6R19563;

1.6	Maintenance Programme references: on-wing: Volaris Maintenance Program Rev 08 dated August 01, 2008; shop:

2.	Condition

The Engine is new and unused, tagged serviceable with both TSN and CSN being zero but otherwise in the condition noted in the following documents, copies of which were delivered to Lessee on or before Delivery:-

2.1	Export certificate of airworthiness at manufacture;

2.2	Vital Statistics Log;

2.3	Airworthiness Directive status; and

2.4	Test cell Report.

Appendix B – Redelivery Acceptance Certificate

ENGINE LEASE FINANCE CORPORATION (“Lessor”) and CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A. DE C.V. (d/b/a/ Volaris) (“Lessee”) hereby acknowledge that on [            ] at [    ] hours the Lessor accepted Redelivery of the Engine (hereinafter described) pursuant to the terms of the Lease dated [            ] (the “Lease”) made between Lessor and Lessee and confirm that at [Delivery Location] Lessor has received from Lessee possession of:-

(a)	one IAE V2527M-A5 aircraft engine, bearing manufacturer’s serial number V13063, all Parts attached thereto and thereon as more particularly described in Annex 1; and

(b)	the Engine Technical Records as listed in Section 2 of Schedule 4 of the general terms agreement incorporated by reference into the Lease, including all manuals, technical records and historical information regarding the Engine and all Parts attached thereto and thereon;

Lessor and Lessee also hereby acknowledge that:-

(c)	the Engine Flight Hours and Cycles since new or last ESV level 1 and ESV Level 2 and the Life Limited Parts Flight Hours and Cycles since new are as stated in Annex 2 and that such figures shall be used for the purpose of calculating any payments due to be made by Lessee to Lessor in accordance with the Lease;

(d)	the Engine and Engine Technical Records are hereby accepted by Lessor subject to (i) the provisions of the Lease and (ii) correction by Lessee within [number of days] of the discrepancies specified in Annex 3 hereto which Lessee hereby undertakes to correct the discrepancies to the complete satisfaction of Lessor; and

(e)	the leasing of the Engine by Lessor to Lessee pursuant to the terms of the Lease is hereby terminated without prejudice to Lessee’s continuing obligations under the terms of the Lease including, without limitation subparagraph (d) above.

Words used herein with capital letters and not otherwise defined shall have the same meanings given to them in the Lease.

Dated this [    ] day of [            ]

Signed for and on behalf of:

CONCESIONARIA VUELA	ENGINE LEASE FINANCE
COMPAÑIA DE AVIACION, S.A.	CORPORATION
DE C.V. (d/b/a Volaris)

By:
Name:
Title:

Annex 1 to Appendix B (Redelivery Acceptance Certificate)

Description of Redelivery Engine

1.	Description

1.1	Engine Type: V2527M-A5 in bare configuration with a transportation stand and MPV bag;

1.2	Serial no.: V13063

1.3	Manufacturer: IAE International Aero Engines AG;

1.4	Transportation Stand: P/N IAE6R18897; Cradle S/N: c502 and Base S/N b496;

1.5	MPV Bag: P/N IAE6R19563;

1.6	Maintenance Programme references: on-wing: [ ];shop:[ ]

2.	Condition

At Redelivery the Engine shall be in the condition noted in Annex 2 to this Redelivery Acceptance Certificate and in the Technical Records listed in Section 2 to Schedule 4 of the GTA

Annex 2 to Appendix B (Redelivery Acceptance Certificate)

Redelivery Condition

Annex 3 to Appendix B (Redelivery Acceptance Certificate)

Engine and Engine Technical Record discrepancies at Redelivery

Appendix C - Utilisation Report

[On Lessee’s headed notepaper]

ENGINE MONTHLY UTILISATION REPORT

TO:	ENGINE TECHNICAL RECORDS MANAGER

ENGINE LEASE FINANCE CORPORATION

SHANNON BUSINESS PARK,

SHANNON, CO. CLARE, IRELAND.

FACSIMILE NO. +353 61 361785

EMAIL: utilisation@elfc.com

ENGINE TYPE: V2527M-A5 in bare configuration

M.S.N. V13063

REPORT DATE: [                    ]

Section 1 must be completed and returned within 10 days after the end of each calendar month and on the termination date.

Section 2 must be completed after each Engine’s Shop Visit for any reason.

SECTION 1

Date Installed

Aircraft Reg.

Aircraft owner:

Present wing/tail Location

T.S.N.

C.S.N.

Hrs Flown this mth

Cycles flown this month

Thrust Rating this month

SECTION 2

Date last shop visit

TSN at shop visit

CSN at shop visit

Cycles to next shop visit

Next limiting component

IMPORTANT NOTE

Attach listing of all modifications, Airworthiness Directives, service bulletins carried out during each Engine Shop Visit as it occurs. Also attach a copy of the Engine Shop Visit findings report and the latest revision to the Engine’s Life Limited Parts (disk) profile.

Signed:

Authorised Quality Assurance/Engineering Officer

Appendix D – Commercial Terms

The definitions and other commercial and financial terms set forth in this Appendix D shall apply to the leasing of the Engine under the Lease.

The commercial and financial information contained in this Appendix D are considered by Lessor and Lessee as proprietary and confidential. Lessor and Lessee shall, and any of their assignees, upon becoming such shall agree that they shall, treat this Appendix D as proprietary and confidential and will not, without the prior written consent of the other, disclose or cause to be disclosed, the terms hereof or thereof to any person, except to (a) its agents, representatives, advisors, employees, counsel, underwriters, auditors, investors, financing parties and sublessees as necessary or appropriate for the leasing transaction which is the subject hereof; (b) as may be required by applicable law or pursuant to an order, or a valid and binding request, issued by any court or other government entity having jurisdiction over Lessor, or Lessee or the assignee of any of them, as the case may be, or (c) as necessary to enable Lessor or its assignee to make transfers, assignments or other dispositions to potential transferees, assignees or participants of its interest in and to the Engine and the Lease.

None of the foregoing confidentiality provisions shall apply to Lessor after an Event of Default has occurred and is continuing.

DEFINITIONS

Agreed Value	means the amount calculated in accordance with the Side Letter and confirmed in the Acceptance Certificate;

Rent	means the amount calculated in accordance with the Side Letter and confirmed in the Acceptance Certificate;

Deposit	means the amount calculated in accordance with the Side Letter and confirmed in the Acceptance Certificate;

Lessor’s Security	not applicable;

Side Letter	means the side letter dated as of the date of the Lease between Lessor and Lessee for the purpose of determining the Rent, Deposit and Agreed Value amounts in respect of this Lease

Default Rate	***** per annum over US Prime, compounded monthly and calculated on the basis of a 360 day year;

Hourly Reserve	subject to paragraph 2 below of this Appendix D, the applicable Dollar amount specified in Annex 1 hereto. The amounts stated in Annex 1 assume that the Engine will be operated at a thrust rating of V2527-A5 or lower and are adjustable in accordance with Clause 4.2 of the GTA whether or not Lessee is obligated to pay Hourly Reserves;

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Level 1 ESV:	an Engine Shop Visit at which the minimum workscope applied to each of the Major Modules is not equal to the Minimum eMMP Maintenance Level for ESV2 as stated in Annex 2 but is at least equal to the Minimum eMMP Maintenance Level for ESV1 as stated in Annex 2 and with a minimum Life Limited Part build life to be agreed between Lessor and Lessee reflecting Lessee’s expected minimum release life for Life Limited Parts following the application of such workscope provided always that no Life Limited Part shall have less than 9,000 Cycles remaining to scheduled removal;

Level 2 ESV:	an Engine Shop Visit at which the minimum workscope applied to each of the Major Modules is at least equal to the Minimum eMMP Maintenance Level for ESV2 as stated in Annex 2 and with a minimum Life Limited Part build life to be agreed between Lessor and Lessee reflecting Lessee’s expected minimum release life for Life Limited Parts following the application of such workscope provided always that no Life Limited Part shall have less than 11,000 Cycles remaining to scheduled removal;

Engine Heavy Maintenance	An Engine Shop Visit where either a Level 1 ESV or Level 2 ESV was performed;

LLP Reserve:	***** per Cycle and adjustable in accordance with Clause 4.3 of the GTA;

Major Modules:	as specified in Annex 2;

Minimum Flight Hours and Cycles remaining on Redelivery:	not more than 3,000 Flight Hours since new or last Engine Heavy Maintenance and not less than 7,500 Cycles remaining on any Life Limited Part until the next Engine Heavy Maintenance;

Minimum EGT Margin at Redelivery:	sufficient (following a test cell run) to achieve the balance of the then Life Limited Part build life remaining at Redelivery based upon Lessee’s historical performance loss in EGT margin in the preceding three (3) years of operation for engines of the same type as the Engine;

1.	Redelivery Condition Compensation

1.1	Lessee shall compensate Lessor for use of the Engine between Delivery and Redelivery by an amount equal to $X by applying the following formula:

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

occurred in the three years prior to Redelivery for similar engines to the Engine operated at the same thrust rating as the Engine.

The process of obtaining quotations for C1 and C2 above shall commence two months prior to Redelivery and Lessee herby agrees to furnish Lessor with all necessary data to substantiate data to be used in the formula above.

1.2	Lessee shall compensate Lessor for use of each Life Limited Part between Delivery and Redelivery by an amount equal to $Y by applying the following formula:

*****

1.3	Provided that no Relevant Event has occurred and is continuing, Lessor shall apply Hourly Reserves and LLP Reserves then held and not subject to a claim for reimbursement or payment to Lessee in accordance with the GTA to the compensation amounts payable to Lessor under this paragraph 1.

2.	Hourly Reserve Provisions

2.1	Notwithstanding Clause 4 of the GTA, provided that:

(a)	the Engine continues to be maintained under and enjoy the benefit of a fleet hour agreement between Lessee and Manufacturer (the “FHA”); and

(b)	Lessee continues to comply with the provisions of the FHA,

then Lessee shall not be obligated to pay Hourly Reserves to Lessor during the Lease Period.

Lessee shall procure an undertaking from Manufacturer in favour of Lessor promptly to notify Lessor in writing if either or both of (a) and (b) above ceases to be the case. If Lessor receives such notification from Manufacturer and/or (a) and/or (b) ceases to be the case and if the event which is the cause of same (if capable of being cured) has not been cured by Lessee within 30 Business Days then Lessee shall immediately make a payment to Lessor in an amount equal to the aggregate amount of Hourly Reserves that would have been payable by Lessee for all Flight Hours flown by the Engine since the last Engine Heavy Maintenance equivalent to a Level 2 ESV or since new if the Engine has not had a Level 2 ESV to the date that of such notification and Lessee shall thereafter pay Lessor Hourly Reserves for Flight Hours operated by the Engine for the remaining duration of the Lease Period which shall be held and applied in accordance with the GTA.

2.2	Lessee shall not be entitled to make any claim under Clause 4 of the GTA during the continuance of a Relevant Event.

2.3	For the avoidance of doubt, Lessor shall not be obligated to pay Lessee more than the aggregate amount that Lessee has paid to Lessor by way of Hourly Reserves less any previous amounts paid by Lessor in respect of completed Engine Shop Visits.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3.	Subleasing

3.1	Subject to the provisions of Clause 20.2(a) of the GTA, Lessee may sublease the Engine to one or more airlines with Grupo TACA.

Annex 1

Hourly Reserves

Cycle Ratio	1.00-1.19	1.20-1.39	1.40-1.59	1.60-1.79	1.80-1.99	2.00-2.19	2.20-2.39	2.40-2.59	2.60-2.79	2.80-2.99	>3.00
US$ per Flight Hour	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Annex 2

Principal Maintenance Assembly/Modular Description	Illustrated Parts Catalogue Reference	Minimum eMMP Maintenance Level for ESV1	Minimum eMMP Maintenance Level for ESV2
Fan Module	*****	*****	*****
Intermediate Case Module	*****	*****	*****
LP Booster sub module	*****	*****	*****
Internal Gearbox sub module	*****	*****	*****
Stub Shaft assembly sub module	*****	*****	*****
HP Compressor Module	*****	*****	*****
Diffuser	*****	*****	*****
Combustor	*****	*****	*****
No. 4 Bearing Compartment	*****	*****	*****
HPT St. 1 Nozzle Module	*****	*****	*****
HPT Module	*****	*****	*****
LP Turbine Module	*****	*****	*****
Accessory Gearbox Module	*****	*****	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Appendix D – FAA

INTENTIONALLY DELETED FROM THE VERSION OF THIS DOCUMENT FILED WITH THE FAA CONTAINING CONFIDENTIAL AND PROPRIETARY INFORMATION

Exhibit A to Lease

General Terms Agreement dated 28 April 2006

Please see Exhibit 10-9